Exhibit 99.1

HHG Capital Corporation Announces Signing of Merger Agreement with Perfect Hexagon Holdings Limited

SINGAPORE AND NEW YORK, August 3, 2023 /PRNewswire/ — HHG Capital Corporation (“HHGC”) (NASDAQ: HHGC, HHGCU, HHGCW), a special purpose acquisition company, announced today that it has entered into a definitive merger agreement (the “Merger Agreement”) with Perfect Hexagon Group Limited (“PH”), a company engaging in the trading of commodities, specifically in precious metals, providing for a proposed business combination that, if consummated, will result in PH becoming a publicly listed company.

PH is a physical commodity trading house focusing on precious metal and base metals. PH began partnering with some of the world’s largest commodity trading houses in 2014 with which it collaborated to generate large volumes of global and physical trade flows. These partnerships, combined with PH’s strong capital base, create synergies in the value chain that put it at the forefront of the trading market.

PH also focuses on market making and trading of various types of physical commodities, including precious metals, palm oil and carbon credits. It has a broad base of suppliers and customers which ranges from world-class banks and international financial institutions.

PH’s current management team is currently expected to continue running the combined company after the transaction.

PH is thrilled to announce the proposed merger with HHGC and its proposed debut on Nasdaq.

Transaction Overview

Upon the transaction’s closing, expected to be completed in the fourth quarter of 2023, the combined company will be named Perfect Hexagon Holdings Limited and listed on NASDAQ under the symbol “PHGL”.

Pursuant to the Merger Agreement, HHGC, which currently holds approximately $35 million of cash in trust, will combine with PH.

As part of the transaction, HHGC is seeking to secure additional investment proceeds from a private investment in public equity (PIPE); however, there can be no assurances that such investment will be available on terms acceptable to HHGC and PH.

PH’s management team projects that current PH equity holders will roll 100% of their equity interests into the combined company. The co-founders of PH will be under a lock-up for twelve months from the closing of the transaction.

The Boards of Directors of HHGC and PH have unanimously approved the proposed business combination, though the transaction remains subject to approval by HHGC’s and PH’s shareholders, satisfaction of the conditions stated in the Merger Agreement and other customary closing conditions, including that the U.S. Securities and Exchange Commission (the “SEC”) completes its review of the registration statement on Form F-4 and the proxy statement/prospectus that HHGC will cause to file with the SEC, the receipt of certain regulatory approvals, and approval by the Nasdaq Stock Market to list the securities of the combined company.

HHGC will file a Current Report on Form 8-K, which includes a copy of the Merger Agreement, with the SEC, which is available at www.sec.gov.

About HHG Capital Corporation

HHG Capital Corporation is a British Virgin Islands company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities.

About Perfect Hexagon Holdings Limited

PH is a Malaysia based leading non-financial institution market maker of commodities in Asia, as well as a physical commodity trading house focusing on precious metal and base metals.

Important Information About the Proposed Business Combination and Where to Find It

For additional information on the proposed Business Combination, see HHGC’s Current Report on Form 8-K to be filed with the SEC. In connection with the Business Combination, HHGC and PH intend to file relevant materials with the SEC, including a registration statement on Form F-4 (the “Registration Statement”), which Registration Statement will also include a proxy statement of HHGC, and will file other documents regarding the proposed Business Combination with the SEC. Before making any voting or investment decision, HHGC’s shareholders and other investors and interested persons are advised to read, when available, the preliminary proxy statement/prospectus contained in the Registration Statement, the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed Business Combination, as these materials will contain important information about PH and HHGC and the proposed Business Combination. Promptly after the Registration Statement is declared effective by the SEC, HHGC will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the proxy statement/prospectus. The documents filed by HHGC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to HHG Capital Corporation, 1 Commonwealth Lane, #03-20, Singapore 149544; Attn: Keith Kok; hhgcapitalcorp@gmail.com.

Participants in the Solicitation

HHGC, PH, and their respective directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of ordinary shares of HHGC in respect of the proposed transaction described herein. Information about HHGC’s directors and executive officers and their ownership of HHGC’s ordinary shares is set forth in HHGC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”) and the final prospectus dated September 21, 2021 (the “Prospectus”) filed with the SEC in connection with the IPO, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of HHGC, PH, and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. HHGC’s and PH’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, HHGC’s and PH’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of HHGC or PH and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against HHGC or PH following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of HHGC or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on NASDAQ following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that PH or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Form F-4 filed by HHGC (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (“SEC”) made by HHGC and PH. HHGC and PH caution that the foregoing list of factors is not exclusive. HHGC and PH caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither HHGC or PH undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release also shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Investor Relations

Perfect Hexagon Group Limited

info@perfecthexagon.com

HHG Capital Corporation

hhgcapitalcorp@gmail.com

Media Contact

hhgcapitalcorp@gmail.com